Exhibit 99.1

New Era Helium Corp. to List on NASDAQ Through Merger with Roth CH Acquisition V Co.

Combination Is Expected to Value New Era Helium Corp at $90 Million Pre-Money

MIDLAND, TX & NEWPORT BEACH, CA, January 4, 2024 - New Era Helium Corp. (“NEH” or the “Company”), an exploration and production (“E&P”) company that sources helium produced in association with the production of natural gas reserves in North America, and Roth CH Acquisition V Co. (NASDAQ: ROCL) (“Roth CH V” or “ROCL”), a publicly-traded special purpose acquisition company, announced today the signing of a definitive agreement for a business combination at a pre-money valuation of $90 million, that is expected to result in NEH becoming a public company. Upon the closing of the transaction, subject to approval by ROCL’s stockholders and other customary closing conditions, the combined company will be named “New Era Helium Corp.” and is expected to list on NASDAQ. Current NEH Chairman, Joel Solis, and CEO, E. Will Gray II, will continue to lead the combined company, and existing NEH shareholders will roll 100% of their equity into the combined company. The transaction is expected to close in the first half of 2024.

Mr. Gray commented, “New Era Helium was specifically formed as a scalable platform for the production of helium. The recent announcement of our long-term off-take agreements for our produced helium was a first step in our longer-term strategy. This transaction creates an aggregation model for upstream helium and positions the company as one of the first helium companies to list on a major exchange. We have trademarked the term “Responsibly Sourced HeliumTM”, while management and the Board will look to further expand our business while focusing on our ESG credentials. This business combination and support of our partners at Roth CH V will further enhance this expansion opportunity.” Joel Solis, Chairman of New Era Helium stated “I am pleased that our team has worked diligently to execute on our strategy of becoming one of the top tier producers of helium within North America. We welcome this new partnership and look forward to working with both Roth Capital Partners and Craig-Hallum Capital Group.”

The management team of Roth CH V stated, “We are enthused to enter into this agreement with New Era Helium and look forward to completing this merger.”

Additionally, NEH announced today the appointment of Mike Rugen as the Company’s Chief Financial Officer, with immediate effect. Mike is a registered CPA and has spent the past 39 years working in various accounting roles, including as a consultant with New Era Helium since April 2023. Mr. Rugen spent 17 years with a large multinational exploration and production company in various finance and accounting roles. He was also a Senior Manager at UHY LLP where he led numerous internal audit, Sarbanes-Oxley compliance, and accounting engagements primarily for E&P companies. Most recently, Mike served as Tengasco, Inc.’s interim Chief Executive Officer from June 2013 until February 2021 and Chief Financial Officer from September 2009 until February 2021. Tengasco, Inc. was a NYSE listed E&P company prior to its merger with Riley Exploration Permian Inc. (NYSE: REPX) in February 2021 where Mike was instrumental in the successful merger.

E. Will Gray II, Chief Executive Officer of NEH, stated “we are delighted to have Mike join the NEH team. His extensive career in accounting with both private and public companies and in particular, E&P companies, will be an asset to the Company and completes our management team as we move to becoming a publicly traded company.”

New Era Helium Investment Highlights

●	137,000 acres of helium (all HBP) and over 2 BCF of proved and probable helium reserves

●	Two long-term offtake agreements with major helium buyers

●	New processing plant under construction with completion expected in Q4 2024

●	Attractive industry tailwinds driven by semiconductor manufacturing and aerospace

●	Several acquisition opportunities to increase NEH’s scale and strategy

Transaction Overview

Pursuant to the business combination agreement, ROCL will acquire NEH for a pre-money equity value of $90 million. In connection with the transaction, ROCL will issue 9 million new shares to current stockholders of NEH, which amount may be subject to adjustment based upon any net debt of NEH.

Existing NEH stockholders will not receive any cash proceeds as part of this transaction and will roll 100% of their equity into the combined company. Roth CH V and NEH intend to raise a PIPE that will close in connection with the closing of the business combination.

The boards of directors of NEH and ROCL have unanimously approved the transaction. The transaction will require the approval of the stockholders of ROCL and is subject to other customary closing conditions. The transaction will also require the approval of the stockholders of NEH by written consent or at a meeting of the stockholders of NEH.

Upon closing of the transaction, NEH’s senior management will continue to serve in their current roles. Assuming no ROCL stockholders exercise their redemption rights, current NEH stockholders will retain approximately 65% of the ownership at close of the transaction.

Additional information regarding the proposed business combination, including a copy of the business combination agreement and other relevant materials, will be provided by ROCL in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”).

Advisors

Roth Capital Partners, LLC and Craig-Hallum Capital Group LLC are acting as placement agents for a PIPE transaction that is anticipated to close in connection with the closing of the business combination. Sichenzia Ross Ference Carmel LLP is acting as legal advisor to NEH and Loeb & Loeb LLP is acting as legal advisor to ROCL.

About New Era Helium Corporation

NEH is an exploration and production company that sources helium produced in association with the production of natural gas reserves in North America. The company currently owns and operates over 137,000 acres in Southeast New Mexico and has over 2 billion cubic feet of proved, and probable helium reserves. More information can be found at www.newerahelium.com.

About Roth CH Acquisition V Co.

Roth CH Acquisition V Co. is a blank check company incorporated for the for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. Roth CH V is jointly managed by affiliates of Roth Capital Partners and Craig-Hallum Capital Group. Its initial public offering occurred on December 3, 2021. For more information, visit https://www.rothch.com/.

Additional Information and Where to Find It

This press release is provided for information purposes only and contains information with respect to a proposed business combination (the “Proposed Business Combination”) among NEH, Roth CH V and Roth CH V Merger Sub Corp., a wholly-owned subsidiary of Roth CH V. In connection with the Proposed Business Combination, Roth CH V intends to file with the SEC a registration on Form S-4, which will include a proxy statement to be sent to Roth CH V stockholders and a prospectus for the registration of Roth CH V securities (as amended from time to time, the “Registration Statement”). A full description of the terms of the Proposed Business Combination is expected to be provided in the Registration Statement. Roth CH V urges investors, stockholders and other interested persons to read, when available, the Registration Statement as well as other documents filed with the SEC because these documents will contain important information about Roth CH V, NEH and the Proposed Business Combination. If and when the Registration Statement is declared effective by the SEC, the definitive proxy statement/prospectus and other relevant documents will be mailed to stockholders of Roth CH V as of a record date to be established for voting on the Proposed Business Combination. Stockholders and other interested persons will also be able to obtain a copy of the proxy statement, without charge, by directing a request to: Roth CH Acquisition V Co., 888 San Clemente Drive, Suite 400, Newport Beach, CA 92660. The preliminary and definitive proxy statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov). The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Forward Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, Roth CH V’s and NEH’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates” “intends,” or similar expressions. Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. Certain of these risks are identified and discussed in Roth CH V’s final prospectus for its initial public offering, filed with the SEC on December 2, 2021, under the heading “Risk Factors.” These risk factors will be important to consider in determining future results and should be reviewed in their entirety. These forward-looking statements are expressed in good faith, and Roth CH V and NEH believe there is a reasonable basis for them. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and neither Roth CH V nor NEH is under any obligation, and expressly disclaim any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

In addition to factors previously disclosed in Roth CH V’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (i) expectations regarding NEH’s strategies and future financial performance, including its future business plans or objectives, prospective performance and opportunities and competitors, revenues, products and services, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash, capital expenditures, and NEH’s ability to invest in growth initiatives and pursue acquisition opportunities; (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of the business combination agreement; (iii) the outcome of any legal proceedings that may be instituted against Roth CH V or NEH following announcement of the Proposed Business Combination and the transactions contemplated thereby; (iv) the inability to complete the Proposed Business Combination due to, among other things, the failure to obtain Roth CH V stockholder approval on the expected terms and schedule, as well as the risk that regulatory approvals required for the Proposed Business Combination are not obtained or are obtained subject to conditions that are not anticipated; (v) the failure to meet the minimum cash requirements of the business combination agreement due to ROCL stockholder redemptions and the failure to obtain replacement financing; the inability to complete the concurrent PIPE, (vi) the risk that the Proposed Business Combination or another business combination may not be completed by Roth CH V’s business combination deadline and the potential failure to obtain an extension of the business combination deadline; (vii) the risk that the announcement and consummation of the Proposed Business Combination disrupts NEH’s current operations and future plans; (viii) the ability to recognize the anticipated benefits of the Proposed Business Combination; (ix) unexpected costs related to the Proposed Business Combination; (x) the amount of any redemptions by existing holders of the Roth CH V Common Stock being greater than expected; (xi) limited liquidity and trading of Roth CH V’s securities; (xii) geopolitical risk and changes in applicable laws or regulations; (xii) the possibility that Roth CH V and/or NEH may be adversely affected by other economic, business, and/or competitive factors; (xiv) operational risk; (xv) risk that the COVID-19 pandemic, and local, state, and federal responses to addressing the pandemic may have an adverse effect on our business operations, as well as our financial condition and results of operations; and (xvi) the risks that the consummation of the Proposed Business Combination is substantially delayed or does not occur.

Any financial projections in this communication are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Roth CH V’s and NEH’s control. While all projections are necessarily speculative, Roth CH V and NEH believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The inclusion of projections in this communication should not be regarded as an indication that Roth CH V and NEH, or their representatives, considered or consider the projections to be a reliable prediction of future events.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

The foregoing list of factors is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in Roth CH V and is not intended to form the basis of an investment decision in Roth CH V. Readers should carefully review the foregoing factors and other risks and uncertainties described in the “Risk Factors” section of the Registration Statement and the other reports, which Roth CH V has filed or will file from time to time with the SEC. There may be additional risks that neither Roth CH V nor NEH presently know, or that Roth CH V and NEH currently believe are immaterial, that could cause actual results to differ from those contained in forward looking statements. For these reasons, among others, investors and other interested persons are cautioned not to place undue reliance upon any forward-looking statements in this press release. All subsequent written and oral forward-looking statements concerning Roth CH V and NEH, the Proposed Business Combination or other matters and attributable to Roth CH V and NEH or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Participants in the Solicitation

ROCL, NEH and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the Proposed Business Combination described herein under the rules of the SEC. Information about such persons and a description of their interests will be contained in the Registration Statement when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This communication does not constitute a proxy statement or solicitation of a proxy, consent, vote or authorization with respect to any securities or in respect of the Proposed Business Combination and shall not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange any securities, nor shall there be any sale, issuance or transfer of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Contact Information

Roth CH Acquisition V Co.

RothCH@roth.com

New Era Helium Corp.

E. Will Gray II

CEO, NEH

Will@NewEraHelium.com

Jonathan Paterson

Investor Relations

JonathanPaterson@harbor-access.com

Tel +1 475 477 9401